CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE
IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THE COMPANY TREATS AS
PRIVATE OR CONFIDENTIAL.

Primary Lease Agreement

This Primary Lease Agreement is by and between Boxabl Inc. a Nevada corporation, with its principal office located at 5345 E N Belt Rd, North Las Vegas, NV 89115 {"Lessor") and Galiano Tiramani, an individual, residing at XXXXXXXXXXXXX Las Vegas, NV {"Lessee").

WHEREAS, Lessee is in the business of manufacturing accessory dwelling units and Lessee is a director of Lessor; and

WHEREAS, Lessor desires to provide Lessee accessory dwelling units for testing purposes in return for feedback on the accessory dwelling units.

1.Lease.

a.Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, subject to the terms of this Primary Lease Agreement {the "Primary Lease") and the Schedules defined below, Boxabl Casita Accessory Dwelling Unit(s) (together with all attachments, replacements, parts, substitutions, additions, repairs, accessions and accessories, incorporated therein and/or affixed, thereto) {the "ADU(s)") described in any Lease Schedule {a "Schedule") subsequently executed by the parties hereto and incorporating the terms of this Primary Lease by reference therein.

b.Each ADU(s) is and shall at all times be and remain the sole and exclusive personal property of Lessor. Lessee shall have no right, title or interest therein or thereto except as to the use thereof subject to the terms or conditions of this Lease for the entire term of the Lease.

2.Consideration. In return for Lessor leasing the ADU(s) to Lessee, Lessee shall provide written and/or verbal feedback to Lessor, as Lessor shall specify, regarding Lessee's experience with the ADU(s) including, but not limited to: livability, comfort, amenities, and any suggestions for improvement. No monetary consideration shall be paid by Lessor to Lessee or by Lessee to Lessor.

3.Ownership of Feedback. All intellectual property rights, title and interest in and to any feedback is hereby assigned by Lessee to Lessor.

4.Delivery and Removal. Lessor agrees to ship, deliver, and assemble the ADU(s) at the property designated by Lessee, as specified on the applicable Schedule {"Designated Property"/ "Designated Properties"). Upon termination of this agreement, Lessor agrees to disassemble and remove the ADU(s) from the Designated Property.

5.Requested Property Details. Lessee agrees to provide or authorize access to, as reasonably requested, the following details to enable Lessor to deliver and remove each ADU:

a.local zoning and building codes to ensure Lessee is allowed to place a temporary home (e.g., an ADU) at the Designated Property, and if there are any specific requirements or restrictions Lessor and/or Lessee must follow;

b.proof of property ownership or lease;

c.access to necessary utilities, such as water, sewage, and electricity; and

d.necessary permits or licenses to place a temporary home on the property, such as a building permit or a permit for a septic system.

6.Location of ADU(s). Lessee shall not part with possession or control of, or allow to pass out of its possession or control, the ADU(s) or change the location of the ADU(s) or any part thereof from the Designated Property without the prior written consent of Lessor.

7.Term and Termination. This Primary Lease shall remain in effect for the duration specified on the applicable Schedule, beginning on the date that the ADU(s) is/are assembled on Lessee's property {the "Delivery Date"). Lessor may terminate this Primary Lease if either of the following occur: (a) breach by the lessee and such breach is not remedied within thirty (30) days of written notice of default from the lessee setting forth the specific breach alleged; (b) cessation of Lessee's service as a board member of Lessor.

8.No Warranties; Consequential Damages Excluded.

a.Disclaimer of Warranties. LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE ADU(S), THEIR FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE ADU(S), LESSOR'S TITLE TO THE ADU(S), NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; Lessor shall not be liable to Lessee for any loss, damage, or expense of any kind or nature caused, directly or indirectly, by the ADU(s) or the use or maintenance thereof or the failure or operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused.

b.Exclusion of Consequential Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LESSEE OR ANY THIRD PARTY, FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTION CONTEMPLATED HEREUNDER, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS, OR BENEFITS OF USE OR LOSS OF BUSINESS, REGARDLESS OF WHETHER SUCH LOSSES ARE CONSTRUED TO BE CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES, AND EVEN IF LESSOR IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE SEVERABLE FROM ANY OTHER PROVISION AND IS A SEPARABLE AND INDEPENDENT ELEMENT OF RISK ALLOCATION AND IS INTENDED TO BE ENFORCED AS SUCH. THE PARTIES ALSO AGREE THAT, REGARDLESS OF THE FAILURE OF ANY SOLE OR EXCLUSIVE REMEDY APPLICABLE TO THE EQUIPMENT, LESSEE WILL NOT BE ENTITLED TO ANY CONSEQUENTIAL DAMAGES OF WHATSOEVER KIND OR NATURE. THE PARTIES INTEND THE EXCLUSION OF CONSEQUENTIAL DAMAGES AS AN INDEPENDENT AGREEMENT APART FROM ANY SOLE AND EXCLUSIVE REMEDY APPLICABLE TO THE EQUIPMENT.

9.Loss or Damage to Equipment; Insurance.

a.Risk of Loss. From the Delivery Date, Lessee hereby assumes and shall bear the entire risk of loss for theft, damage, destruction or other injury to the ADU(s) from any and every cause whatsoever. In the event of damage or loss to any of the ADU(s) (or any part thereof) and irrespective of payment from any insurances coverage maintained by Lessee, but applying full credit therefor, Lessee shall at the option of Lessor, (a) place the ADU in good repair, condition and working order; or (b) pay to Lessor the Stipulated Loss Value of the agreed upon or estimated residual value of the ADU(s) as of the expiration of this Lease or any renewal thereof, as identified in the applicable Schedule. Upon Lessor's receipt of such payment, Lessee shall be entitled to the proceeds of any recovery in respect of any such ADU from insurance or otherwise.

b.Insurance. Lessee shall obtain and maintain for the entire term of this Lease, at its own expense (as primary insurance for Lessor and Lessee), property damage and liability insurance and insurance against loss or damage to the ADU(s) including, without limitation, loss by fire (including so-called extended coverage), theft, and such other risks of loss as are customarily insured against on the type of ADU(s) leased hereunder, in such amounts, in such form and with such insurers as shall be reasonably satisfactory to Lessor. Each insurance policy will name Lessee as an insured and Lessor as an additional insured and loss payee thereof as Lessor's interests may appear, shall contain cross-liability endorsements and shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any material alteration in the terms of such policy or of the cancellation thereof. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, any of the ADU(s), or any part thereof; all insurance covering loss or damage to the ADU(s) shall contain a breach of warranty clause satisfactory to Lessor. In the event Lessee fails to obtain insurance in accordance with this provision, the lessor may, at its option, obtain the insurance or declare Lessee's failure an event of breach. In the event that Lessor obtains insurance, it shall be entitled to prompt reimbursement from the Lessee of the costs, including reasonable administrative costs, of doing so.

10.Maintenance. Lessee shall maintain the ADU(s) in good repair, condition and working order, and shall furnish any and all parts, mechanisms, and devices required to keep the ADU(s) in good repair, condition and working order, at the sole cost and expense of Lessee.

11.Assignment. Lessee shall not assign all or any portion of this Primary Lease without Lessor's prior written consent.

12.Severability. In the event that any provision of this Primary Lease is invalid, such provision shall be severable from the remainder of the Primary Lease, and the remainder of the Primary Lease shall be considered to be valid and binding upon each Party.

13.Governing Law; Venue. This Primary Lease will be governed by the laws of the state of Nevada, without giving effect to any conflict of laws principles that would cause the laws of any other jurisdiction to apply. Any action or proceeding based upon this Primary Lease shall be brought only in any state or federal court located in such state, County of Clark. Lessor and Lessee hereby irrevocably submit to the exclusive jurisdiction of these courts and waive the defense of inconvenient forum to the maintenance of any action or proceeding in such venue.

14.Entire Agreement; Amendments. This Primary Lease sets forth the entire understanding of the Parties relating to the Services and supersedes any previous or contemporaneous understandings, commitments, or agreements, oral or written, as to such subject matter. This Primary Lease can be amended or varied only in a writing signed by both Parties.

[Signature Page Follows]

BY EXECUTION HEREOF, THE SIGNER CERTIFIES (S)HE HAS READ THIS ENTIRE LEASE, THAT LESSOR OR ITS REPRESENTATIVES HAVE MADE NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS SET FORTH HEREIN AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON BEHALF OF LESSEE.

LESSOR:
Boxabl Inc.
By:	Date:	03/12/2023

Name: Paolo Tiramani
Title: CEO

LESSEE:
Galiano Tiramani
	Date:	03/12/2023

Schedule to Primary Lease Agreement

Lease Schedule No. 1

Primary Lease Agreement No. [1] {including all supplements and addenda to the "Primary Lease"), dated as of [March 12, 2023] between Boxabl Inc. a Nevada corporation, with its principal office located at 5345 E N Belt Rd, North Las Vegas, NV 89115 {"Lessor"), and Galiano Tiramani residing at XXXXXXXXXXXX, Las Vegas, NV.

All terms used herein shall have the same meaning as set forth in the Lease. Each ADU(s) identified in Table A, below, is hereby leased on the terms specified herein and in the Primary Lease which by this reference is incorporated in this Schedule. The term, delivery date, Designated Property, and Stipulated Loss Values of this lease are identified in Table A, below.

Table A
ADU Identification Information	Designated Property	Commencement Date	Term	Stipulated Loss Value
[Used Test unit 1]	XXXXXX, LV NV	March 12 2023	24 Months	30,000
[Used Test unit 2]	XXXXX, LV NV	March 12 2023	24 Months	30,000
[Used Test unit 3]	XXXXX, LV NV	March 12 2023	24 Months	30,000

LESSOR:

Boxabl Inc.
By:	Date:	03/12/2023

Name: Paolo Tiramani
Title: CEO

LESSEE:

Galiano Tiramani
By:	Date:	03/12/2023